UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2021

PROVECTUS BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-36457	90-0031917
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10025 Investment Drive, Suite 250, Knoxville, TN 37932

(Address of Principal Executive Offices) (Zip Code)

(866) 594-5999

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Provectus Biopharmaceuticals, Inc. (the “Company”) is filing this Current Report on Form 8-K to disclose the composition of its fully diluted shares of common stock, par value $.001 per share (“Common Stock”), outstanding as of the date hereof in comparison to its fully diluted shares of Common Stock outstanding in 2017. The number of authorized shares of preferred stock and Common Stock of the Company are 25,000,000 and 1,000,000,000, respectively.

2017 Fully Diluted Shares of Common Stock Outstanding

The Company reported on its Form 10-K for the calendar year ending December 31, 2016, filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 31, 2017, that certain equity securities were outstanding:

●	364,773,297 shares of Common Stock, as of March 10, 2017,
●	48,938,841 privately-held warrants to purchase Common Stock with exercise prices ranging from $0.85 to $3.00 (“Private Warrants”). These warrants were issued by the Company in conjunction with historical private placements and to Company consultants and advisors,
●	28,482,344 publicly-traded warrants to purchase Common Stock with an exercise price of $0.85 (“Listed Warrants”). These warrants were issued by the Company in conjunction with a public offering that closed on June 24, 2015, and a registered exchange offer that expired on March 28, 2016,
●	8,600 shares of the Company’s Series B Convertible Preferred Stock, par value $.001 per share (“Series B Preferred Stock”), and 112,570,356 warrants to purchase Common Stock with an exercise price of $0.0533 (“Ratchet Warrants”), both issued by the Company in conjunction with a public offering of equity securities that closed on August 30, 2016, and
●	3,500,000 options to purchase Common Stock with strike prices ranging from $0.67 to $1.50 (“Stock Options”), issued by the Company-to-Company employees.

The warrants, options, and preferred stock described above were approved by the then-board of directors of the Company. The Company’s fully diluted shares of Common Stock outstanding in 2017 was 563,911,848 on an as converted basis.

2021 Fully Diluted Shares of Common Stock Outstanding

All Private Warrants attributed to historical private placements expired by October 31, 2020. All Listed Warrants expired on June 23, 2020.

The Company reported on its Form 10-K for the calendar year ending December 31, 2020, filed with the SEC on March 2, 2021, that certain equity securities were outstanding:

●	403,557,037 shares of Common Stock, as of February 28, 2021,
●	487,500 privately-held warrants with exercise prices ranging from $0.29 to $2.00,
●	100 shares of Series B Preferred Stock and 86,776,664 Ratchet Warrants, and
●	4,800,000 Stock Options with strike prices ranging from $0.12 to $1.04, issued to Company employees and consultants.

On June 20, 2021, all outstanding convertible promissory notes, totaling $30,560,080 of principal and accrued interest, issued as part of the Company’s 2017 and 2020 Financings and described in the Company’s Form 10-Q for the period ending March 31, 2017, filed on May 10, 2017 with the SEC, and in the Company’s Form 8-K, filed with the SEC on January 7, 2020, respectively, automatically converted into 12,373,247 shares of Series D Convertible Preferred Stock, par value $.001 per share (the “Series D Preferred Stock”), and 9,440,594 shares of Series D-1 Convertible Preferred Stock, par value $.001 per share (the “Series D-1 Preferred Stock”), which collectively are convertible into a total of 106,779,187 shares of Common Stock. For a description of the Series D Preferred Stock and Series D-1 Preferred Stock, see the Company’s Form 10-Q for the period ending June 30, 2021, filed with the SEC on August 12, 2021.

All remaining Series B Preferred Stock was converted into Common Stock on August 25, 2021. All Ratchet Warrants were exercised or expired by August 30, 2021; 13,352,966 were exercised between January 1 and August 30, 2021, and 68,723,698 expired on August 30, 2021.

The Company’s fully diluted shares of Common Stock outstanding as of September 7, 2021 is 528,667,356 on an as converted basis, which consists of 416,575,669 shares of Common Stock outstanding, 512,500 shares of Common Stock issuable upon exercise of warrants, 4,800,000 shares of Common Stock issuable upon exercise of options, and 106,779,187 shares of Common Stock issuable upon conversion of the Series D Preferred Stock and Series D-1 Preferred Stock.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 7, 2021

PROVECTUS BIOPHARMACEUTICALS, INC.

By:	/s/ Heather Raines
Heather Raines, CPA
Chief Financial Officer (Principal Financial Officer)